                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                    FORM 8-K
                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of earliest event reported):  February 28, 1996



                       JONES CABLE INCOME FUND 1-B, LTD.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



         Colorado                          0-14906             84-1010417
         --------                          -------             ----------
(State of Organization)            (Commission File No.)      (IRS Employer
                                                           Identification No.)

P.O. Box 3309, Englewood, Colorado 80155-3309                 (303) 792-3111
---------------------------------------------                 --------------
(Address of principal executive office and Zip Code)           (Registrant's
                                                               telephone no.
                                                           including area code)

Item 2.  Sale of Assets

         On February 28, 1996, Jones Cable Income Fund 1-B, Ltd. (the "Partnership") sold its cable television system serving Orangeburg, South Carolina (the "Orangeburg System") to Jones Cable Holdings, Inc. ("JCH"), a wholly owned subsidiary of Jones Intercable, Inc., the general partner of the Partnership, for a sales price of $18,347,667, subject to normal working capital closing adjustments of approximately $376,000, which was deducted from the sale proceeds. The sales price was the average of three separate, independent appraisals of the fair market value of the Orangeburg System. Proceeds from the sale of the Orangeburg System were used to repay Partnership debt of approximately $6,866,000, and the remaining $11,105,000 will be distributed to limited partners in April 1996 pursuant to the partnership agreement. The distribution of approximately $11,105,000 represents a return to each limited partner of $265 per $1,000 invested in the Partnership. This amount is in addition to the $328 per $1,000 invested in the Partnership already returned to the limited partners through prior distributions. The Partnership will retain its interest in the Jones Cable Income Fund 1-B/C Venture. No vote of the limited partners of the Partnership was required in connection with this transaction because the assets of the Orangeburg System did not constitute all or substantially all of the Partnership's assets.

         On February 29, 1996, JCH consummated an agreement with Time Warner Entertainment-Advance/Newhouse Partnership ("TWEAN"), an unaffiliated cable television system operator, pursuant to which JCH conveyed the Orangeburg System, along with certain other cable television systems owned by JCH, and cash in the amount of $3,500,000, subject to normal closing adjustments, to TWEAN in exchange for the cable television systems serving Andrews Air Force Base, Capitol Heights, Cheltenham, District Heights, Fairmount Heights, Forest Heights, Morningside, Seat Pleasant, Upper Marlboro, and portions of Prince Georges County, all in Maryland, and a portion of Fairfax County, Virginia.

Item 7.  Financial Statements and Exhibits

         a.      Financial statements of business acquired.
                 Not applicable.

         b.      Pro forma financial information.
                 Pro forma financial information of the Partnership showing the effect of the disposition of the Orangeburg System as of September 30, 1995 is included herein.

         c. Purchase and Sale Agreement dated as of August 11, 1995 between Jones Cable Income Fund 1-B, Ltd. and Jones Intercable, Inc.
                 is incorporated by reference from the Annual Report on Form 10-K for fiscal year ended May 31, 1995 of Jones Intercable, Inc. (Commission File No. 1-9953)





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
                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             JONES CABLE INCOME
                                             FUND 1-B, LTD.,
                                             a Colorado limited partnership

                                             By:      Jones Intercable, Inc.
                                                      General Partner


Dated:  March 13, 1996                       By:      /s/ Elizabeth M. Steele
                                                      -------------------------
                                                      Elizabeth M. Steele
                                                      Vice President and
                                                      General Counsel





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





                   UNAUDITED PRO FORMA FINANCIAL INFORMATION
                      OF JONES CABLE INCOME FUND 1-B, LTD.



         The following unaudited pro forma balance sheet assumes that as of September 30, 1995, Jones Cable Income Fund 1-B, Ltd. (the "Partnership") had sold the cable television system serving areas in and around Orangeburg, South Carolina (the "Orangeburg System") for $18,347,667. The funds available to the Partnership, adjusting for the estimated net closing adjustments of the Orangeburg System, are expected to total approximately $17,865,329. Such funds will be used to repay all indebtedness of the Partnership, and the balance will be distributed to the limited partners pursuant to the terms of the Partnership Agreement. The unaudited Pro Forma Statements of Operations assume that the Orangeburg System was sold as of January 1, 1994. The Partnership will continue to own its 40 percent interest in Jones Cable Income Fund 1-B/C (the "Venture").

         The unaudited pro forma financial information should be read in conjunction with the appropriate notes to the unaudited pro forma financial information.

         ALL OF THE FOLLOWING UNAUDITED PRO FORMA FINANCIAL INFORMATION IS BASED UPON AMOUNTS AS OF SEPTEMBER 30, 1995 AND CERTAIN ESTIMATES OF LIABILITIES AT CLOSING. FINAL RESULTS MAY DIFFER FROM SUCH INFORMATION.

                       JONES CABLE INCOME FUND 1-B, LTD.

                       UNAUDITED PRO FORMA BALANCE SHEET
                               September 30, 1995

                                                                                   Pro Forma          Pro Forma
                                                               As Reported        Adjustments          Balance
                                                             ---------------     -------------      -------------
ASSETS
Cash and Cash Equivalents                                    $       97,850   $      11,192,176    $    11,290,026
Trade Receivables, net                                              206,590            (206,590)             -
Investment in Cable Television Properties:
  Property, plant and equipment, net                              6,107,807          (6,107,807)             -
  Intangible assets, net                                          1,337,132          (1,337,132)             -
  Investment in cable television venture                          2,687,337               -              2,687,337
                                                               ------------      --------------       ------------

    Total investment in cable television properties              10,132,276          (7,444,939)         2,687,337
Deposits, Prepaid Expenses and Deferred Charges                      62,341             (62,341)             -
                                                               ------------      --------------       ------------

Total Assets                                                 $   10,499,057   $       3,478,306    $    13,977,363
                                                               ============      ==============       ============

LIABILITIES AND PARTNERS' CAPITAL
Liabilities:
  Debt                                                       $    6,673,153   $      (6,673,153)   $         -
  Accounts payable                                                    5,715              (5,715)             -
  Accrued liabilities                                               451,095            (451,095)             -
  Subscriber prepayments                                             44,459             (44,459)             -
  Accured Distribution to Limited Partners                          250,000          11,040,026         11,290,026
                                                               ------------      --------------       ------------

    Total Liabilities                                             7,424,422           3,865,604         11,290,026
                                                               ------------      --------------       ------------

Partners' Capital:
  General Partner                                                  (302,883)              -               (302,833)
  Limited Partners                                                3,377,518            (387,298)         2,990,220
                                                               ------------      --------------       ------------

    Total Partners' Capital                                       3,074,635            (387,298)         2,687,337
                                                               ------------      --------------       ------------

  Total Liabilities and Partners' Capital                    $   10,499,057   $       3,478,306    $    13,977,363
                                                               ============      ==============       ============





     The accompanying notes to unaudited pro forma financial statements are an integral part of this unaudited balance sheet.

                       JONES CABLE INCOME FUND 1-B, LTD.

                  UNAUDITED PRO FORMA STATEMENT OF OPERATIONS
                      For the Year Ended December 31, 1994



                                                                                   Pro Forma          Pro Forma
                                                               As Reported        Adjustments          Balance
                                                             ---------------     -------------      -------------
REVENUES                                                     $    4,484,892     $    (4,484,892)   $         -
COSTS AND EXPENSES:
  Operating expense                                               2,720,750          (2,720,750)             -
  Management fees and allocated overhead from
    General Partner                                                 572,292            (572,292)             -
  Depreciation and Amortization                                   1,376,809          (1,376,809)             -
                                                               ------------       -------------       ------------

OPERATING INCOME                                                   (184,959)            184,959              -
                                                               ------------       -------------       ------------

OTHER INCOME (EXPENSES):
  Interest expense                                                 (391,583)            391,583              -
  Other, net                                                        (65,845)             65,845              -
                                                               ------------       -------------       ------------

    Total other income (expense), net                              (457,428)            457,428              -
                                                               ------------       -------------       ------------

LOSS BEFORE EQUITY IN NET LOSS OF CABLE
  TELEVISION JOINT VENTURE                                         (642,387)            642,387              -
EQUITY IN NET LOSS OF CABLE TELEVISION
  JOINT VENTURE                                                  (1,949,794)              -             (1,949,794)
                                                               ------------       -------------       ------------

NET LOSS                                                     $   (2,592,181)    $       642,387    $    (1,949,794)
                                                               ============       =============       ============

NET LOSS PER LIMITED PARTNERSHIP
  INTEREST                                                   $       (30.59)                       $        (23.24)
                                                               ============                           ============





     The accompanying notes to unaudited pro forma financial statements are an integral part of this unaudited statement.




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
                       JONES CABLE INCOME FUND 1-B, LTD.

                  UNAUDITED PRO FORMA STATEMENT OF OPERATIONS
                  For the Nine Months Ended September 30, 1995



                                                                                   Pro Forma          Pro Forma
                                                               As Reported        Adjustments          Balance
                                                             ---------------     -------------      -------------
REVENUES                                                    $       3,672,304   $    (3,672,304)   $         -
COSTS AND EXPENSES:
  Operating expense                                                 2,285,461        (2,285,461)             -
  Management fees and allocated overhead from
    General Partner                                                   446,380          (446,380)             -
  Depreciation and Amortization                                     1,001,334        (1,001,334)             -
                                                              ---------------     -------------       ------------

OPERATING LOSS                                                        (60,781)           60,781              -
                                                              ---------------     -------------       ------------

OTHER INCOME (EXPENSES):
  Interest expense                                                  (393,684)           393,684              -
  Other, net                                                             108               (108)             -
                                                              --------------      -------------       ------------

    Total other income (expense), net                               (393,576)           393,576              -
                                                              --------------      -------------       ------------

LOSS BEFORE EQUITY IN NET LOSS OF CABLE
  TELEVISION JOINT VENTURE                                          (454,447)           454,447              -
EQUITY IN NET LOSS OF CABLE TELEVISION
  JOINT VENTURE                                                   (1,399,126)             -             (1,399,126)
                                                              --------------      -------------       ------------

NET LOSS                                                    $     (1,853,573)   $       454,447    $    (1,399,126)
                                                              ==============      =============       ============

NET LOSS PER LIMITED PARTNERSHIP
  INTEREST                                                  $         (21.87)                      $        (16.68)
                                                              ==============                          ============





     The accompanying notes to unaudited pro forma financial statements are an integral part of this unaudited statement.

                       JONES CABLE INCOME FUND 1-B, LTD.

               NOTES TO UNAUDITED PRO FORMA FINANCIAL STATEMENTS


         1) The following calculations present the sale of the Orangeburg System and the resulting estimated proceeds expected to be received by the Partnership.


         2) The unaudited pro forma balance sheet assumes that the Partnership had sold the Orangeburg System for $18,347,667 as of September 30, 1995. The unaudited statements of operations assume that the Partnership had sold the Orangeburg System as of January 1, 1994.


         3) The estimated gain recognized from the sale of the Orangeburg System and corresponding estimated distribution to limited partners as of September 30, 1995 has been computed as follows:


GAIN ON SALE OF ASSETS:

Contract sales price                                                                 $      18,347,667
Less:    Net book value of investment in cable television properties
         at September 30, 1995                                                               7,444,939
                                                                                       ---------------

Gain on sale of assets                                                               $      10,902,728
                                                                                       ===============

DISTRIBUTIONS TO PARTNERS:
Contract sales price                                                                 $      18,347,667
Working Capital Adjustment:
Add:     Trade receivables, net                                                                206,590
         Prepaid expenses                                                                       62,341
Less     Accrued liabilities                                                                  (706,810)
         Subscriber prepayments                                                                (44,459)
                                                                                       ---------------

Adjusted cash received                                                                      17,865,329
Less:    Outstanding debt to third parties                                                  (6,673,153)
Add:     Cash on hand                                                                           97,850
                                                                                       ---------------

Cash distribution to limited partners                                                $      11,290,026
                                                                                       ===============


         4) The Orangeburg System is the Partnership's only directly owned system. Therefore, upon sale of the Orangeburg System, the Partnership's operating activities will consist only of its equity in the Venture.





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